Heritage Plastics, Inc.
and Related Companies
Consolidated Financial Statements

December 31, 2010

HERITAGE PLASTICS, INC.
AND RELATED COMPANIES

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2010

CONTENTS

PAGE

Independent Auditor’s Report	1-2

Consolidated Balance Sheet	3

Consolidated Statement of Income	4

Consolidated Statement of Retained Earnings and Members’ Equity	5

Consolidated Statement of Cash Flows	6

Consolidated Notes to Financial Statements	7-12

November 8, 2013

To the Board of Directors
Heritage Plastics, Inc. and Related Companies
Carrollton, Ohio
INDEPENDENT AUDITOR'S REPORT
Report on the Financial Statements
We have audited the accompanying consolidated financial statements of Heritage Plastics, Inc. and Related Companies which comprise the consolidated balance sheet as of December 31, 2010, and the related consolidated statements of income, retained earnings and members’ equity, and cash flows for the year then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Heritage Plastics, Inc. and Related Companies as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Other Matter
In our report dated May 6, 2011, we issued an opinion on the consolidated balance sheet as of December 2010 only, as we were not engaged to audit the consolidated statements of income, retained earnings and members’ equity, or cash flows for the year then ended. We did review the consolidated statements of income, retained earnings and members’ equity, and cash flows for the year ended December 31, 2010, and reported on those statements, in part, as follows:
Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated statements of income, equity, and cash flows in order for them to be in conformity with accounting principles generally accepted in the United States of America.
Due to subsequently being engaged to perform an audit of the consolidated statements of income, retained earnings and members’ equity, and cash flows, our present opinion on the 2010 financial statements, as presented herein, is different from that expressed in our previous report.

New Philadelphia, Ohio
May 6, 2011, except for the Consolidated Statements of Income, Retained Earnings and Members’ Equity, and Cash Flows, and Note 8, as to which the date is November 8, 2013.

HERITAGE PLASTICS, INC. AND RELATED COMPANIES

CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2010

ASSETS

CURRENT ASSETS:
Cash	$627,580
Accounts receivable - trade	9,783,558
Inventory	8,761,020
Prepaid expenses	205,440

Total current assets	19,377,598

PROPERTY AND EQUIPMENT:
Buildings	5,802,048
Land improvements	806,814
Building improvements	266,685
Parking lot	321,532
Machinery and equipment	10,954,713
Office furniture and equipment	58,199
Leasehold improvements	1,348,967
Warehouse equipment	182,805
Vehicles	362,885
Computer equipment	68,601
20,173,249
Less: accumulated depreciation	10,661,616
9,511,633
Land	357,817
Construction-in-progress	87,664
9,957,114

OTHER ASSETS:
Accounts receivable - members'	1,257,450
- related companies	635,875
Note receivable	100,000
Other	72,983

Total other assets	2,066,308

Total assets	$31,401,020

HERITAGE PLASTICS, INC. AND RELATED COMPANIES

CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2010

LIABILITIES, SHAREHOLDERS' AND MEMBERS' EQUITY

CURRENT LIABILITIES:
Accounts payable - trade	$7,014,731
Notes payable - line-of-credit	4,911,341
Current portion of long-term debt	957,373
Accrued commissions	378,263
Accrued sales rebates	841,341
Accrued wages	222,200
Accrued other	67,020

Total current liabilities	14,392,269

LONG-TERM DEBT, net of current portion	10,138,110

SHAREHOLDERS' AND MEMBERS' EQUITY:
Common stock - no par value, 103,750 shares
authorized, 2,850 shares issued and 2,450
shares outstanding	212,505
Paid-in capital	3,420,940
Treasury stock, 400 shares, at cost	(3,750,000)
Retained earnings	6,573,430
Members' equity	413,766

Total shareholders' and members' equity	6,870,641

Total liabilities and shareholders' and members' equity	$31,401,020

HERITAGE PLASTICS, INC. AND RELATED COMPANIES

CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010

NET SALES	$54,249,329

COST OF GOODS SOLD	45,746,001

Gross margin	8,503,328

OPERATING EXPENSES:
Selling/customer service	324,485
Administration	3,969,523
Shipping/receiving	377,271
Interest expense	544,773

Total operating expenses	5,216,052

Net operating income	3,287,276

OTHER INCOME	514,138

OTHER EXPENSES	(253,141)

Net income	$3,548,273

HERITAGE PLASTICS, INC. AND RELATED COMPANIES

CONSOLIDATED STATEMENT OF RETAINED EARNINGS AND MEMBERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2010

RETAINED EARNINGS AND MEMBERS' EQUITY, beginning as previously stated	$5,289,720

PRIOR PERIOD ADJUSTMENTS	(1,474,113)

RETAINED EARNINGS AND MEMBERS' EQUITY, beginning as adjusted	3,815,607

NET INCOME	3,548,273

DISTRIBUTIONS	(376,684)

RETAINED EARNINGS AND MEMBERS' EQUITY, end of year	$6,987,196

HERITAGE PLASTICS, INC. AND RELATED COMPANIES

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2010

CASH FLOW FROM OPERATING ACTIVITIES:
Net income	$3,548,273
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	995,952
(Increase) decrease in certain assets:
Accounts receivable	(2,036,867)
Inventories	(1,954,230)
Prepaid expenses	121,786
Accounts receivable - related companies	284,204
Other	14,263
Increase (decrease) in certain liabilities:
Accounts payable	1,387,905
Accrued expenses	299,117

Net cash from operating activities	2,660,403

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(224,423)
Increase in deposits and other	(87,664)

Net cash from investing activities	(312,087)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings (payments) under line-of-credit agreements	(609,038)
Payments on long-term debt	(1,042,171)
Distributions to shareholders and members	(376,684)

Net cash from financing activities	(2,027,893)

Net increase in cash	320,423

CASH, beginning of year	307,157

CASH, end of year	$627,580

7

HERITAGE PLASTICS, INC. AND RELATED COMPANIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Heritage Plastics, Inc., Heritage Plastics South, Inc., Heritage Plastics Central, Inc., Heritage Plastics West, Inc., Heritage Plastics Molding, Inc. (the “Operating Companies”) manufacture PVC plastic pipe for a broad-based mix of industry and customers. The Operating Companies have production plants in Ohio, Florida, Texas and Utah. The Operating Companies grant credit to customers throughout the nation. Consequently, the Company’s ability to collect the amounts due from customers is affected by economic fluctuations in the industry.

Carroll Rentals, LLC, Florida Rentals, LLC, and Milford Rentals, LLC (the “LLC’s”) are engaged in the rental of real estate in Ohio, Florida and Utah.

Principles of Consolidation
The consolidated financial statements include the amounts of Heritage Plastics, Inc., Heritages Plastics South, Heritage Plastics Central, Heritage Plastics West and Heritage Plastics Moldings, all operating companies related through common ownership. In addition, Carroll Rentals, LLC, Florida Rentals, LLC and Milford Rentals, LLC various interest real estate companies are included. All significant intercompany transactions have been eliminated in consolidation.

Revenue Recognition
The Company recognizes revenue from sales at the time of shipment. Freight costs are included in cost of goods sold.

Trade Accounts Receivable
Trade receivables are carried at original invoice amount, less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received. Based on management’s assessment of the credit history with customers having outstanding balances and current relationships with them, they have concluded that a $661,879 allowance for doubtful accounts was necessary at December 31, 2010.

A trade receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 90 days. Interest is charged on trade receivables that are outstanding for more than 30 days and is recognized as it is charged. After the receivable becomes past due, it is on nonaccrual status and accrual of interest is suspended.

See independent auditor’s report.

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories
Inventories consist of raw materials and finished goods and are stated at the lower of cost (first-in, first-out) or market value.

Inventories as of December 31, 2010 consisted of the following components:

Raw materials	$2,589,179
Supplies	300,536
Finished goods	5,871,305
Total inventories	$8,761,020

Property and Equipment
Property and equipment are stated at cost. Depreciation is computed primarily on the straight-line method over estimated useful lives.

Income Taxes
The Operating Companies, with the consent of their stockholders, have elected to have their income taxed as S corporations under Section 1362 of the Internal Revenue Code. As such, the Operating Companies do not pay corporate income taxes and are not allowed net operating tax loss carrybacks or carryovers as deductions. Instead, the stockholders include their proportionate share of the Operating Companies’ taxable income or loss in their individual income tax returns.

The LLC’s are limited liability companies, and in lieu of income taxes, the members of the limited liability companies are taxed on their proportionate share of the taxable income.

The entities adopted new guidance on accounting for uncertainty in income taxes effective for the year ended December 31, 2009. Management evaluated the entities’ tax positions and concluded that the entities had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance. With few exceptions, the entities are no longer subject to income tax examinations by the U.S. federal, state or local tax authorities for years before 2007.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising
Advertising costs are expensed as incurred and amounted to approximately $15,000 for the year ended December 31, 2010.

See independent auditor’s report.

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Depreciation
Depreciation of property and equipment are provided by use of straight line method over the following useful lives:

Buildings	10 – 25 years
Machinery and Equipment	5 – 10 years
Office Furniture and Equipment	3 – 10 years
Leasehold Improvements	15 years

Concentration of Credit Risk
For purposes of classification on the consolidated balance sheet and consolidated statement of cash flows, cash and cash equivalents include cash on hand and deposits in banks. The Company maintains cash balances in various financial institutions. At various times during the year, those balances may exceed the amount insured by the FDIC.

Subsequent Events
In evaluating events that may have a material impact on the financial statements, the Company has considered activities through May 6, 2011, the date the financial statements were originally available to be released. Additional consideration has been given to events through November 8, 2013, the date at which these re-issued financial statements were available to be released, and such events are discussed in Note 8.

NOTE 2: NOTES PAYABLE

Heritage Plastics, Inc. maintains a $3,500,000 line-of-credit with Huntington Bank secured by equipment, inventory and accounts receivable which bears interest at the rate of LIBOR plus 2.5 percent (2.76% percent at December 31, 2010). At December 31, 2010 there was no outstanding balance.

Heritage Plastics South, Inc. maintains a $3,500,000 line-of-credit with Huntington Bank secured by equipment, inventory and accounts receivable which bears interest at the rate of LIBOR plus 2.5 percent (2.76% percent at December 31, 2010). At December 31, 2010 the outstanding balance was $1,124,017.

Heritage Plastics Central, Inc. maintains a $5,000,000 line-of-credit with Huntington Bank secured by equipment, inventory and accounts receivable which bears interest at the rate of LIBOR plus 2.5 percent (2.76% percent at December 31, 2010). At December 31, 2010 the outstanding balance was $2,088,736.

Heritage Plastics West, Inc. maintains a $3,000,000 line-of-credit with Huntington Bank secured by equipment, inventory and accounts receivable which bears interest at the rate of LIBOR plus 2.5 percent (2.76% percent at December 31, 2010). At December 31, 2010 the outstanding balance was $1,698,588.

Heritage Plastics Molding, Inc. maintains a $500,000 line-of-credit with Huntington Bank secured by equipment, inventory and accounts receivable which bears interest at the rate of LIBOR plus 2.5 percent (2.76% percent at December 31, 2010). At December 31, 2010 there was no outstanding balance.

See independent auditor’s report.

NOTE 2: NOTES PAYABLE (Continued)

The lines-of-credit and long-term debt (described in Note 3) contain covenants for debt coverage and minimum net worth. The entities are not in compliance with all requirements for 2010. The bank has waived the covenant violations for the 2010 year end.

NOTE 3: LONG-TERM DEBT

The following is a summary of long-term debt as of December 31, 2010:

Note payable to bank bearing interest at LIBOR plus 2.50% (2.76% for December 2010), payable in monthly installments of $9,045 including interest through May 2013 with final balloon payment, collateralized by property and assets of related entities.	$765,268

Note payable to bank bearing interest at LIBOR plus 2.50% (2.76% for December 2010), payable in monthly installments of $15,459 including interest through May 2013 with final balloon payment, collateralized by property and assets of related entities.	1,307,483

Note payable to bank bearing interest at LIBOR plus 2.50% (2.76% for December 2010), payable in monthly installments of $11,303 including interest through May 2013 with final balloon payment, collateralized by property and assets of related entities.	956,564

Note payable to bank bearing interest at LIBOR plus 1.85% (2.76% for December 2010), payable in monthly installments of $10,060 including interest through November 2013 with final balloon payment, collateralized by property and assets of related entities.	810,224

Note payable to bank bearing interest at LIBOR plus 2.50% (2.76% for December 2010), payable in monthly installments of $4,521 including interest through May 2013 with final balloon payment, collateralized by property and assets of related entities	382,630

Note payable to bank bearing interest at LIBOR plus 2.50% (2.76% for December 2010), payable in monthly installments of $30,393 including interest through November 2013 with final balloon payment, collateralized by property and assets of related entities.	3,185,858

Note payable to bank bearing interest at LIBOR plus 2.50% (2.76% for December 2010), payable in monthly installments of $17,379 through June 2013 with final balloon payment, collateralized by property and assets of related entities.	3,128,378

Note payable to bank bearing interest at 8%, payable in monthly installments of $7,745 through December 2012, collateralized by assets of related entities.	293,446

Note payable to bank bearing interest at 8.75%, payable in monthly installments of $3,522 through March 2015, collateralized by property and assets of related entities.	150,632

Note payable to Officers. Due on demand.	115,000
11,095,483
Less: principal due within one year	(957,373)
$10,138,110

See independent auditor’s report.

NOTE 3: LONG-TERM DEBT (Continued)

Future scheduled maturities of long-term debt are as follows:

Year ending December 31, 2011	$957,373
2012	1,030,188
2013	8,943,044
2014	39,464
2015	10,414
Thereafter	115,000
$11,095,483

Interest paid amounted to $544,773 in 2010.

NOTE 4: EMPLOYEE BENEFIT PLANS

The Operating Companies sponsor a 401(k) plan which covers all eligible employees who meet minimum age and length of service requirements. Contributions to the plan are determined at the discretion of the board of directors. No contributions were made for the year ending December 31, 2010.

NOTE 5: FINANCIAL INSTRUMENTS

In the ordinary course of business with vendors, the Operating Companies are contingently liable for performance under standby letters of credit which totaled $105,000 at December 31, 2010. Management does not expect any material losses from these instruments since performance is not likely to be required.

See independent auditor’s report.

NOTE 6: DESCRIPTION OF LEASING ARRANGEMENTS

Heritage Plastics Central, Inc. leases the following facility from an affiliated company:

Weatherford, Texas

The Company leases land and a building from a related entity, Loan Star Rentals, LLC, under a ten-year agreement expiring in 2012. The lease is treated as an operating lease for financial statement purposes. The Company also leases equipment under month-to-month operating lease agreements. Charges to operations amounted to $300,000 at December 31, 2010.

Following is a summary of future minimum lease payments under operating leases that have initial or remaining noncancellable lease terms in excess of one year as of December 31, 2010:

Year ending	2011	$355,200
	2012	355,200

Heritage Plastics, Inc., Heritage Plastics South, Inc. and Heritage Plastics Central, Inc. lease facilities from related companies. Revenues and expenses have been eliminated in the consolidated statements. There are no formal lease agreements in place between the operating companies and real estate entities.

NOTE 7: PRIOR PERIOD ADJUSTMENT

During 2010, it was discovered that accounts payable as of December 31, 2009 was understated by $1,474,113. The total of the prior period error correction of $1,474,113 has been shown as an adjustment to opening retained earnings.

NOTE 8: SUBSEQUENT EVENT

For purposes of these re-issued financial statements, the Company has re-evaluated subsequent events from the date of the most recently audited financial statements, December 31, 2012. During 2013, Heritage entered into an agreement to sell substantially all the assets of Heritage and related companies. The transaction closed on September 17, 2013.

See independent auditor’s report.